UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 2, 2006

Landmark Land Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08755	77-0024129
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2817 Crain Highway, Upper Marlboro, Maryland		20774
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-574-3330

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 2, 2006, the Board of Directors of Landmark Land Company, Inc. appointed Jim L. Awtrey as a Director of the company. Mr. Awtrey was the Chief Executive Officer of PGA of America from 1988 to 2005 and since retiring from that organization has been consulting on a variety of golf-related matters.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 - Press release issued by Landmark Land Company, Inc. on October 3, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landmark Land Company, Inc.

October 3, 2006	By:	/s/ GERALD G. BARTON

Name: GERALD G. BARTON
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Landmark Land Company, Inc. on October 3, 2006